Exhibit 10.1

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential. The omitted information is indicated by [***].

AMENDMENT No. 1 TO PURCHASE AGREEMENT COM0247-25

This Amendment No.1 (COM0016-26) (the “Amendment No. 1”) dated as of February 20th, 2026 is between EMBRAER S.A., a corporation existing under the laws of Brazil, with office at Avenida Brigadeiro Faria Lima, 2170, in the City of São José dos Campos, State of São Paulo, Brazil (“Embraer”) and SKYWEST, INC. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0247-25 dated June 17, 2025 as amended and assigned from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement, and in case of any conflict between this Amendment No.1 and the Purchase Agreement, this Amendment No.1 shall control.

WHEREAS, Buyer wishes to advance the Contractual Delivery Date of [***] Aircraft from [***] to [***];

WHEREAS, the specific configuration of each Aircraft [***] through [***] will be according to Attachment A2 of this Amendment No. 1.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	INTERPRETATION

As a result of the foregoing above, Article 1.1.4 of the Purchase Agreement is hereby amended and restated to reflect the related changes, as follows:

“Aircraft”: means (i) with respect to referenced aircraft [***] through and including aircraft [***] and aircraft [***] through and including [***] in Attachment “E” to this Agreement as may be amended or supplemented from time to time, the EMBRAER 175 LR [***] aircraft manufactured by Seller according to Attachments “A1” and “A2” as may be amended or supplemented from time to time, equipped with two engines identified therein (the “E175 Aircraft”); and (ii) with respect to referenced aircraft [***] through and including aircraft [***] in Attachment “E” to this Agreement as may be amended or supplemented from time to time, the EMBRAER 175 LL (also known as E170+) [***] aircraft manufactured by Seller according to Attachment “A” as may be amended or supplemented from time to time, equipped with two engines identified therein, (the “E170+ Aircraft”) (collectively, the “Aircraft”);

2.	PRICE

As a result of the changes referred to in Article above, the entire Article 3 of the Purchase

AMENDMENT No. 1 TO PURCHASE AGREEMENT COM0247-25

Agreement is hereby deleted and replaced as follows:

“3.1 The Aircraft Basic Price for the E175 Aircraft and the E170+ Aircraft, as the case may be, in United States dollars, for each applicable Aircraft are [***].

3.2 The Services, Technical Publications and other services specified in Attachment “B” are to be provided [***]. Additional technical publications as well as other services will be billed to Buyer in accordance with Seller’s rates, prevailing at the time Buyer places a purchase order for such additional technical publications or other services [***].

3.3 For the avoidance of doubt, the Aircraft Basic Price applicable to Aircraft [***] through [***], as outlined in the table above, will be escalated to the Aircraft Contractual Delivery Date according to the Escalation Formula (including the Escalation Cap) as per Schedule B to the Letter Agreement. The Aircraft Basic Price for Aircraft [***] through [***] will be escalated to the Aircraft Contractual Delivery Date according to the Escalation Formula (including the Escalation Cap) as per Attachment D.”

Such price as escalated will be the Aircraft Purchase Price and it will be provided by Seller to Buyer [***] prior to each Aircraft Contractual Delivery Date.”

3.	ATTACHMENT CHANGE

The [***] Aircraft will have a specific configuration, as described in Attachment “A2” attached to this Amendment No. 1, which hereby will be incorporated into the Purchase Agreement. Therefore, with respect to the [***] Aircraft the reference to Attachment “A” in Article 6.3 will be deemed to be a reference to Attachment “A2”.

As a result of the changes set forth above, Attachment [***] of the Purchase Agreement is hereby deleted and replaced in its entirety by the Attachment [***] attached to this Amendment No. 1.

4.	DELIVERY

Attachment “E” to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment “E” attached to this Amendment No. 1. The Contractual Delivery Date of the Aircraft is as provided in Attachment “E” attached hereto.

5.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 1 will remain in full force and effect without any change.

Amendment No. 1 to Purchase Agreement COM0247-25
COM0016 -26	Page 2 of 4

AMENDMENT No. 1 TO PURCHASE AGREEMENT COM0247-25

6.	COUNTERPARTS

This Amendment No. 1 may be executed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together will constitute one and the same instrument.

This Amendment No. 1 may be signed and exchanged by e-mail attaching a copy of the signed Agreement in portable document format with originals to follow by an internationally recognized courier.

[SIGNATURE PAGE FOLLOWS]

Amendment No. 1 to Purchase Agreement COM0247-25
COM0016 -26	Page 3 of 4

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have executed this Amendment No. 1 to be effective on the date first written above.

EMBRAER S.A.		SKYWEST, INC.

By:	/s/ Marcelo Pereira Santiago	By:	/s/ Wade Steel

Name:	Marcelo Pereira Santiago	Name:	Wade Steel
Title:	VP Contracts & Asset Mgmt	Title:	Chief Commercial Officer

By:	/s/ Marc Thomas Ahlgrimm

Name:	Marc Thomas Ahlgrimm
Title:	Director, Contracts

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 1 to Purchase Agreement COM0247-25
COM0016 -26	Page 4 of 4

ATTACHMENT A2 EMBRAER 175 AIRCRAFT CONFIGURATION (E175 [***])

1.	STANDARD AIRCRAFT

The EMBRAER E175 Aircraft [***] shall be manufactured according [***], which although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The Aircraft will be delivered to Buyer as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s color and paint scheme, which shall be supplied to Seller by Buyer on or before [***] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Buyer shall apply to all Aircraft, unless Buyer provides written notice of a new colour and paint scheme not less than [***] prior to the relevant Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Buyer shall inform Seller during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable Aircraft Contractual Delivery Date, of its choice of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Seller.

In case Buyer opts to use different materials and/or patterns, Seller will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and available at Seller.

Once defined, for the applicable CCL the choices of interior finishing made by Buyer shall apply to all applicable Aircraft. If Buyer requires an interior finishing for any Aircraft that is different from the original one informed to Seller, Buyer shall present a written request to Seller not less than [***] prior to the relevant Aircraft Contractual Delivery Date and Seller will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Seller. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

Attachment “A2” to Amendment No. 1 to Purchase Agreement COM0247-25
COM0016 -26	Page 1 of 3

ATTACHMENT A2 EMBRAER 175 AIRCRAFT CONFIGURATION (E175 [***])

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Seller for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Seller to either delay the delivery of the Aircraft for a period related to the delay of the BFE or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2020) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Seller.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof as BIE.

[***]

3.4	SELLER RIGHT TO PERFORM FOR BUYER:

If, after written notice from Seller to Buyer, Buyer fails to make any choice or definition which Buyer is required to make within [***] after such notice regarding the exterior and interior finishing of any Aircraft or to inform Seller thereof, Seller shall have the right, but not the obligation, to tender the Aircraft for delivery (a) painted white and (b) fitted with an interior finishing selected by Seller at its reasonable discretion.

The taking of any such action by Seller pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Seller of any remedy or right available to Seller under the Purchase Agreement.

No compensation to Buyer or reduction of the Aircraft Basic Price shall be due by virtue of the taking of any such actions by Seller and Seller shall be entitled to charge Buyer for the amount of the reasonable expenses incurred by Seller in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Seller to Buyer.

Attachment “A2” to Amendment No. 1 to Purchase Agreement COM0247-25
COM0016 -26	Page 2 of 3

ATTACHMENT A2 EMBRAER 175 AIRCRAFT CONFIGURATION (E175 [***])

4.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Seller by Buyer no later than [***] before each relevant Aircraft Contractual Delivery. Seller shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Seller in due time.

5.	EXPORT CONTROL ITEMS

The Aircraft contains (i) an IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information, and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International. The IESI and the IRU that are incorporated into this Aircraft are subject to export control under United States of America law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A2” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A2” SHALL PREVAIL.

Attachment “A2” to Amendment No. 1 to Purchase Agreement COM0247-25
COM0016 -26	Page 3 of 3

ATTACHMENT “E” AIRCRAFT DELIVERY SCHEDULE

Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

Attachment “E” to Purchase Agreement COM0247-25
Amendment No. 1 COM0016-26	Page 1 of 1

[***]

Attachment [***] to Purchase Agreement COM0247-25	Page 1 of 1